SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 28, 2021
Date of Report (Date of earliest event reported)

UNITED SECURITY BANCSHARES
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
(Commission File Number)	(I.R.S. Employer Identification No.)

2126 Inyo Street, Fresno, California	93721
(Address of principal executive offices)	(Zip Code)
559-248-4943
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	UBFO	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2021, the Board of Directors of United Security Bancshares (the "Company") and United Security Bank (the "Bank") voted to increase the size of their respective Boards from ten directors to eleven directors and appointed Heather Hammack and Dora Westerlund as members of their respective Boards, effective immediately, thereby filling a pre-existing vacancy and the vacancy created by the increased size of the two Boards. It has not been determined on what committees of the Boards of Directors Ms. Hammack or Ms. Westerlund will be appointed.

Ms. Hammack currently serves as the President of Famous Software, LLC. Previous to this, Ms. Hammack served in various sales and marketing positions for Famous Software, LLC.

Ms. Westerlund currently serves as the President of Fresno Area Hispanic Foundation and is the founder of a Community Development Financial Institution.

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Ms. Hammack had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. The Bank has an outstanding loan to Fresno Area Hispanic Foundation, where Ms. Westerlund is the President and CEO. The loan was previously made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and did not involve more than the normal risk of collectability or present other unfavorable features.

No arrangement or understanding exists between either Ms. Hammack or Ms. Westerlund and any other person pursuant to which either of them was selected as a director of the Company or the Bank.

The Company’s press release announcing the appointments of Ms. Hammack and Ms. Westerlund is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT #
99.1 Press release of United Security Bancshares dated September 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Security Bancshares

Date:	September 30, 2021	By: /s/ Bhavneet Gill
Bhavneet Gill
Senior Vice President & Chief Financial Officer